UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2014

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Second Lien Notes Indenture

On March 27, 2014, Walter Energy, Inc. (the “Company”), certain of its wholly-owned domestic restricted subsidiaries (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Second Lien Notes Trustee”) and collateral agent (the “Second Lien Notes Collateral Agent”), entered into an Indenture dated as of March 27, 2014 (the “Second Lien Notes Indenture”), pursuant to which the Company issued $350.0 million aggregate principal amount of its 11.0%/12.0% Senior Secured Second Lien PIK Toggle Notes due 2020 (the “Second Lien Notes”). The Second Lien Notes will mature on April 1, 2020, and interest is payable on April 1 and October 1 of each year, commencing on October 1, 2014.

The Company may elect to pay interest on the Second Lien Notes (1) entirely in cash, at a rate of 11.0% per annum (“Cash Interest”) or (2) with a combination of (i) 50% Cash Interest and 50% by increasing the principal amount of the outstanding Second Lien Notes or issuing additional Second Lien Notes (“PIK Interest”) or (ii) 75% Cash Interest and 25% PIK Interest. PIK Interest will accrue on the Second Notes at a rate equal to 12.0% per annum. The Company will pay the first and last interest payments entirely in Cash Interest.

The Second Lien Notes are unconditionally guaranteed, jointly and severally, by the Guarantors. The Second Lien Notes and the guarantees are secured on a second priority basis, equally and ratably with the Company’s and the Guarantors’ future second lien obligations (subject to permitted liens), on substantially all of the Company’s and the Guarantors’ property and assets, which also secure the Company’s Credit Agreement (as defined below) and 9.500% Senior Secured Notes due 2019 (the “First Lien Notes”) on a first priority basis.

At any time prior to April 1, 2017, the Company may redeem up to 35% of the aggregate principal amount of the Second Lien Notes, with the net cash proceeds from certain equity offerings at a price equal to 111.000% of the principal amount of the Second Lien Notes redeemed plus accrued and unpaid interest, if any, to the date of redemption. The Company may redeem all or part of the Second Lien Notes prior to April 1, 2017, at a redemption price (expressed as a percentage of principal amount) equal to 100% of the principal amount of the Second Lien Notes redeemed plus a make-whole premium, together with accrued and unpaid interest, if any, to the date of redemption. The Company may redeem all or part of the Second Lien Notes at redemption prices (expressed as percentages of principal amount) equal to 105.50% for the twelve-month period beginning on April 1, 2017, 102.75% for the twelve-month period beginning on April 1, 2018 and 100.00% beginning on April 1, 2019, in each case plus accrued and unpaid interest to the date of redemption.

If the Company experiences specific kinds of changes in control, holders of the Second Lien Notes have the right to require the Company to repurchase their Second Lien Notes at a repurchase price equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

The Second Lien Notes Indenture limits the ability of the Company and its Restricted Subsidiaries (as defined in the Second Lien Notes Indenture) to, among other things, (i) incur additional debt; (ii) pay dividends and make distributions or repurchase stock; (iii) make certain investments; (iv) create or incur liens; (v) sell assets; (vi) enter into restrictions affecting the ability of its Restricted Subsidiaries to make distributions, loans or advances to the Company; (vii) enter into certain transactions with affiliates; and (viii) merge or consolidate or transfer or sell all or substantially all of its assets.

The Second Lien Notes Indenture provides that events of default include: (i) failure to make the payment of any interest on the Second Lien Notes when the same becomes due and payable, with such failure continuing for a period of 30 days; (ii) failure to make the payment of any principal of, or premium, if any, on, any of the Second Lien Notes when the same becomes due and payable at maturity, upon redemption, or otherwise; (iii) failure to comply with certain covenants or agreements in the Second Lien Notes Indenture or the Second-Lien Notes Collateral Documents (as defined in the Second Lien Notes Indenture) (subject to applicable time periods provided for compliance or cure); (iv) a default by the Company or any of its Significant Subsidiaries (as such term is defined in the Second Lien Notes Indenture) or group of Restricted Subsidiaries that taken as a whole would constitute a

Significant Subsidiary under their respective debt obligations that (a) is caused by the failure to pay any such debt at maturity or (b) results in acceleration of the maturity of such debt and in each case the principal amount of such debt, together with any other debt under which there has been such a default or which has been so accelerated, aggregates $100.0 million or more; (v) failure by the Company or any of its Significant Subsidiaries or group of Restricted Subsidiaries that taken as a whole would constitute a Significant Subsidiary to pay final and non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $100.0 million (net of any amounts which are covered by insurance or bonded), which judgments are not paid, waived, satisfied, discharged or stayed for a period of 60 days; (vi) certain events involving bankruptcy or insolvency of the Company, any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary; (vii) any guarantee of the Second Lien Notes of any Significant Subsidiary or group of Restricted Subsidiaries that would constitute a Significant Subsidiary shall be held in any final and non-appealable judgment or decree to be unenforceable or invalid or shall cease for any reason (other than in accordance with the provisions of the Second Lien Notes Indenture) to be in full force and effect or any Guarantor, or any person acting on behalf of any Guarantor, denies or disaffirms its obligations under any guarantee of the Second Lien Notes and such default continues for 10 days after receipt of notice; and (viii) any Second-Lien Notes Collateral Document ceases to be in full force and effect in all material respects, or any security interest over Collateral (as defined in the Second Lien Notes Indenture) created by the Second-Lien Notes Collateral Documents ceases to be enforceable, provided that the failure of a security interest under the Second-Lien Notes Collateral Documents will not constitute an event of default unless the fair market value of all Collateral over which the Second Lien Notes Collateral Agent ceases to have a perfected and enforceable lien equals or exceeds 2.0% of Total Tangible Assets (as defined in the Second Lien Notes Indenture).

If an event of default with respect to the Second Lien Notes (other than an event of default relating to certain bankruptcy or insolvency matters) shall have occurred and be continuing, the Second Lien Notes Trustee or the registered holders of not less than 25% in aggregate principal amount of the Second Lien Notes then outstanding may declare to be immediately due and payable the principal amount of all the Second Lien Notes then outstanding, plus accrued but unpaid interest to the date of acceleration. In case an event of default relating to certain bankruptcy or insolvency matters occurs, such amount with respect to all the Second Lien Notes shall be due and payable immediately without any declaration or other act on the part of the Second Lien Notes Trustee or the holders of the Second Lien Notes.

The Second Lien Notes Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the material terms of the Second Lien Notes Indenture is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

In connection with the issuance of the Second Lien Notes and execution of the Second Lien Notes Indenture, the Company and the Guarantors entered into a Second Lien Notes Collateral Agreement, dated as of March 27, 2014 (the “Second Lien Notes Collateral Agreement”), among the Company, the Guarantors and the Second Lien Notes Collateral Agent, pursuant to which the Company and the Guarantors pledged substantially all of their assets to secure their obligations under the Second Lien Notes and the Second Lien Notes Indenture, subject to certain exceptions as set forth in such agreement. The Company, the Guarantors, the Second Lien Notes Collateral Agent, the First Lien Notes Collateral Agent (as defined below) and the administrative agent under the Company’s Credit Agreement also entered into an Amended and Restated Intercreditor Agreement, dated as of March 27, 2014 (the “Intercreditor Agreement”), which sets forth agreements with respect to the Credit Agreement, the First Lien Notes, the Second Lien Notes and any future secured obligations of the Company.

The Second Lien Notes Collateral Agreement and the Intercreditor Agreement are filed as Exhibits 10.1 and 10.3 to this Current Report on Form 8-K and the descriptions of the material terms of the Second Lien Notes Collateral Agreement and the Intercreditor Agreement are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference.

First Lien Notes Indenture

On March 27, 2014, the Company issued $200.0 million aggregate principal amount of its 9.500% Senior Secured Notes due 2019 (the “New First Lien Notes”). The New First Lien Notes were issued under an Indenture dated as of September 27, 2013 (the “First Lien Notes Indenture”), among the Company, the Guarantors and Union Bank, N.A., as trustee (the “First Lien Notes Trustee”) and collateral agent (the “First Lien Notes Collateral Agent”), governing the 9.500% Senior

Secured Notes due 2019 that were issued on September 27, 2013 (the “Existing First Lien Notes” and, together with the New First Lien Notes, the ‘‘First Lien Notes’’). The First Lien Notes will mature on October 15, 2019, and interest is payable on April 15 and October 15 of each year, commencing on April 15, 2014.

The First Lien Notes are unconditionally guaranteed, jointly and severally, by the Guarantors. The First Lien Notes and the guarantees are secured on a first priority basis, equally and ratably with the Company’s Credit Agreement and any future pari passu secured obligations (subject to permitted liens) on substantially all of the Company’s and the Guarantors’ property and assets, which also secure the Company’s Second Lien Notes on a second priority basis.

At any time prior to October 15, 2016, the Company may redeem up to 35% of the aggregate principal amount of the First Lien Notes, with the net cash proceeds from certain equity offerings at a price equal to 109.500% of the principal amount of the First Lien Notes redeemed plus accrued and unpaid interest, if any, to the date of redemption. The Company may redeem all or part of the First Lien Notes prior to October 15, 2016, at a redemption price (expressed as a percentage of principal amount) equal to 100% of the principal amount of the First Lien Notes redeemed plus a make-whole premium, together with accrued and unpaid interest, if any, to the date of redemption. The Company may redeem all or part of the First Lien Notes at redemption prices (expressed as percentages of principal amount) equal to 107.125% for the twelve-month period beginning on October 15, 2016, 102.375% for the twelve-month period beginning on October 15, 2017 and 100.000% beginning on October 15, 2018, in each case plus accrued and unpaid interest to the date of redemption.

If the Company experiences specific kinds of changes in control, holders of the First Lien Notes have the right to require the Company to repurchase their First Lien Notes at a repurchase price equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

The First Lien Notes Indenture limits the ability of the Company and its Restricted Subsidiaries (as defined in the First Lien Notes Indenture) to, among other things, (i) incur additional debt; (ii) pay dividends and make distributions or repurchase stock; (iii) make certain investments; (iv) create or incur liens; (v) sell assets; (vi) enter into restrictions affecting the ability of its Restricted Subsidiaries to make distributions, loans or advances to the Company; (vii) enter into certain transactions with affiliates; and (viii) merge or consolidate or transfer or sell all or substantially all of its assets.

The First Lien Notes Indenture provides that events of default include: (i) failure to make the payment of any interest on the First Lien Notes when the same becomes due and payable, with such failure continuing for a period of 30 days; (ii) failure to make the payment of any principal of, or premium, if any, on, any of the First Lien Notes when the same becomes due and payable at maturity, upon redemption, or otherwise; (iii) failure to comply with certain covenants or agreements in the First Lien Notes Indenture or the Notes Collateral Documents (as defined in the First Lien Notes Indenture) (subject to applicable time periods provided for compliance or cure); (iv) a default by the Company or any of its Significant Subsidiaries (as such term is defined in the First Lien Notes Indenture) or group of Restricted Subsidiaries that taken as a whole would constitute a Significant Subsidiary under their respective debt obligations that (a) is caused by the failure to pay any such debt at maturity or (b) results in acceleration of the maturity of such debt and in each case the principal amount of such debt, together with any other debt under which there has been such a default or which has been so accelerated, aggregates $100.0 million or more; (v) failure by the Company or any of its Significant Subsidiaries or group of Restricted Subsidiaries that taken as a whole would constitute a Significant Subsidiary to pay final and nonappealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $100.0 million (net of any amounts which are covered by insurance or bonded), which judgments are not paid, waived, satisfied, discharged or stayed for a period of 60 days; (vi) certain events involving bankruptcy or insolvency of the Company, any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary; (vii) any guarantee of the First Lien Notes of any Significant Subsidiary or group of Restricted Subsidiaries that would constitute a Significant Subsidiary shall be held in any final and nonappealable judgment or decree to be unenforceable or invalid or shall cease for any reason (other than in accordance with the provisions of the First Lien Notes Indenture) to be in full force and effect or any Guarantor, or any person acting on behalf of any Guarantor, denies or disaffirms its obligations under any guarantee of the First Lien Notes and such default continues for 10 days after receipt of notice; and (viii) any Notes Collateral Document ceases to be in full force and effect in all material respects, or any security interest over Collateral (as defined in the First Lien Notes Indenture) created by the Notes Collateral Documents ceases to be enforceable, provided that the failure of a security interest under the Notes Collateral Documents will not constitute an event of default unless the fair market value of all Collateral over which the First Lien Notes Collateral Agent ceases to have a perfected and enforceable lien equals or exceeds 2.0% of Total Tangible Assets (as defined in the First Lien Notes Indenture).

If an event of default with respect to the First Lien Notes (other than an event of default relating to certain bankruptcy or insolvency matters) shall have occurred and be continuing, the First Lien Notes Trustee or the registered holders of not less than 25% in aggregate principal amount of the First Lien Notes then outstanding may declare to be immediately due and payable the principal amount of all the First Lien Notes then outstanding, plus accrued but unpaid interest to the date of acceleration. In case an event of default relating to certain bankruptcy or insolvency matters occurs, such amount with respect to all the First Lien Notes shall be due and payable immediately without any declaration or other act on the part of the First Lien Notes Trustee or the holders of the First Lien Notes.

The First Lien Notes Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K and the description of the material terms of the First Lien Notes Indenture is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

In connection with the issuance of the Existing First Lien Notes and execution of the First Lien Notes Indenture the Company and the Guarantors entered into a First-Lien Notes Collateral Agreement, dated as of September 27, 2013 (the “First Lien Notes Collateral Agreement”), among the Company, the Guarantors and the First Lien Notes Collateral Agent, pursuant to which the Company and the Guarantors pledged substantially all of their assets to secure their obligations under the First Lien Notes and the First Lien Notes Indenture, subject to certain exceptions as set forth in such agreement. The Company, the Guarantors, the First Lien Notes Collateral Agent, the Second Lien Notes Collateral Agent and the administrative agent under the Company’s Credit Agreement also entered into the Intercreditor Agreement, which sets forth agreements with respect to the Credit Agreement, the First Lien Notes, the Second Lien Notes and any future secured obligations of the Company.

The First Lien Notes Collateral Agreement and the Intercreditor Agreement are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and the descriptions of the material terms of the First Lien Notes Collateral Agreement and the Intercreditor Agreement are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03        Material Modification to Rights of Security Holders.

The Second Lien Notes Indenture and the First Lien Notes Indenture contain restricted payments covenants that limit, subject to certain exceptions, the Company’s ability to pay dividends. The information included in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On March 17, 2014, the Company entered into an amendment (the “Sixth Amendment”) to the Company’s $2.725 billion credit agreement, dated as of April 1, 2011 (as amended, the “Credit Agreement”), as described in the Company’s Current Report on Form 8-K filed on March 18, 2014. The Sixth Amendment, among other things, (i) permits the Company to repay the term loan A under its Credit Agreement without making a pro rata repayment to the term loan B under its Credit Agreement, (ii) extends the maturity of 81.6% of its revolving commitments to October 2017, with such extending lenders having their revolving commitments reduced by 20%, (iii) provides for amendments to certain incurrence covenants to provide additional flexibility for the Company, (iv) eliminates the liquidity and fixed charge coverage maintenance covenants, (v) modifies the secured leverage ratio covenant, including to make it apply only to the commitments of the extending revolving lenders and (vi) provides for a 0.50% increase in the interest rate payable on the term loan B under the Credit Agreement. The Sixth Amendment became effective upon consummation of the offerings of the New First Lien Notes and the Second Lien Notes, the repayment in full of the term loan A and other customary conditions.

On March 27, 2014, the Company issued a press release announcing the closing of the offering of the Second Lien Notes and of the offering of the New First Lien Notes. For information regarding these matters, the Company hereby incorporates by reference herein the information set forth in its press release, dated March 27, 2014, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of March 27, 2014, by and among Walter Energy, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent.

4.2	Form of 11.0%/12.0% Senior Secured Second Lien PIK Toggle Note due 2020 (included in Exhibit 4.1).

4.3

Indenture, dated as of September 27, 2013, by and among Walter Energy, Inc., the subsidiary guarantors named therein and Union Bank, N.A., as trustee and collateral agent (Incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-13711) filed on September 30, 2013).

4.4	Form of 9.500% Senior Secured Note due 2019 (Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K (File No. 001-13711) filed on September 30, 2013).

10.1

Second-Lien Notes Collateral Agreement, dated as of March 27, 2014, among Walter Energy, Inc., certain subsidiaries of Walter Energy, Inc. and Wilmington Trust, National Association, as collateral agent.

10.2

First-Lien Notes Collateral Agreement, dated as of September 27, 2013, among Walter Energy, Inc., certain subsidiaries of Walter Energy, Inc. and Union Bank, N.A., as collateral agent (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K (File No. 001-13711) filed on September 30, 2013).

10.3

Amended and Restated Intercreditor Agreement, dated as of March 27, 2014, among Walter Energy, Inc., the other grantors party thereto, Morgan Stanley Senior Funding, Inc., as Credit Agreement Collateral Agent and Authorized Representative for the Credit Agreement Secured Parties, Union Bank, N.A., as Collateral Agent for the First Lien Notes, Wilmington Trust, National Association, as Collateral Agent for the Second Lien Notes and each additional Collateral Agent and Authorized Representative from time to time party thereto.

10.4	Grant of Security Interests in United States Trademarks, dated March 27, 2014.

99.1	Press release dated March 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: April 1, 2014	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President
General Counsel and Secretary